1.1.            EXHIBIT INDEX

Exhibit Number	Description
1.01

Amended and Restated Bylaws of the Registrant, approved at the ordinary and extraordinary meeting of the shareholders of BRF S.A. on December 18, 2012 (incorporated by reference to Exhibit 1.01 to the Annual Report on Form 20-F, filed April 4, 2013, SEC File No. 001-15148).

2.01

Form of Deposit Agreement among BRF S.A. (Perdigão S.A.), The Bank of New York Mellon, as depositary, and the owners and beneficial owners of American Depositary Shares, as amended and restated as of November 2, 2011 (incorporated by reference to Exhibit 1 to the Registration Statement on Form F-6, filed November 2, 2011, SEC File No. 333-177676).

2.02	Form of American Depositary Receipt (incorporated by reference to Exhibit A to Exhibit 1 to the Registration Statement on Form F-6, filed November 2, 2011, SEC File 333-177676).
4.01	Purchase Option Plan or Application for Shares (incorporated by reference to Exhibit 99.5 to the Report of Foreign Private Issuer on Form 6-K/A, filed April 19, 2013, SEC File No. 001-15148).
4.02	Stock Options Program (incorporated by reference to Exhibit 99.4 to the Report of Foreign Private Issuer on Form 6-K/A, filed April 19, 2013, SEC File No. 001-15148).
4.03*

Performance Commitment Agreement (Termo de Compromisso de Desempenho), dated July 18, 2011, between BRF – Brasil Foods S.A. and the Brazilian Administrative Council for Economic Defense (Conselho Administrativo de Defesa Econômica) (incorporated by reference to the Report of Foreign Private Issuer on Form 6-K filed October 24, 2012, SEC File No. 001-15148).

8.01	Subsidiaries of the Registrant.
12.01	Certification of the Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
12.02	Certification of the Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
13.01**	Certification of the Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
13.02**	Certification of the Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*      Portions of the Performance Commitment Agreement were omitted pursuant to a request for confidential treatment, which was granted by the Commission.

**    This certification will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. §78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.